                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 ------------


                                   FORM 8-K



                                CURRENT REPORT


                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)        October 21, 1997
                                                 ------------------------------

                               Host Funding, Inc.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




Maryland                          1-14280                   52-1907962
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(STATE OR OTHER JURISDICTION)     (COMMISSION               (IRS EMPLOYER
    OF INCORPORATION)             FILE NUMBER)              IDENTIFICATION NO.)


    6116 N. Central Expressway, Suite 1313, Dallas, Texas              75206
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   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)



Registrant's telephone number, including area code:        214-750-0760
                                                    ---------------------------

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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Item 1. Change in Control of Registrant

          Not Applicable.

Item 2. Acquisition or Disposition of Assets

ACQUISITION OF HOTEL PROPERTIES

    On October 21, 1997, the Company purchased from Findlay Equity Partners, an Ohio general partnership, a Country Hearth Inn (the "Findlay Country Hearth") located in Findlay, Ohio and from Auburn Equity Partners, an Ohio general partnership, a Country Hearth Inn (the "Auburn Country Hearth") located in Auburn, Indiana (collectively, the "Country Hearth Inns") for an aggregate purchase price of $5,846,400. The Country Hearth Inns contain an aggregate of approximately 150 rooms, which increases the Company's real estate portfolio to twelve hotel properties containing approximately 922 rooms. The Company completed the purchase of the Country Hearth Inns by forming two separate, special purpose limited partnerships with Buckhead America Corporation, a publicly-traded hotel company ("Buckhead"), of which the Company is the beneficial owner of approximately 83% of the limited partnership interests and a 1% general partnership in each limited partnership. Buckhead beneficially holds approximately 16% of the remaining limited partnership interests in each of the limited partnerships. Each limited partnership has leased its respective Country Hearth Inn to Buckhead pursuant to a separate percentage lease agreement (collectively, the "Country Hearth Leases"). Buckhead also manages the hotel properties and holds the franchise for each of the Country Hearth Inns outside of the limited partnerships (collectively, the "Country Hearth Franchise Agreements").

    The Company paid the purchase price for the Findlay Country Hearth through a combination of cash from BH-Findlay, LP, as the acquiring limited partnership ("BH-Findlay"), in the amount of $100,000, the assumption by BH-Findlay of the existing indebtedness on the property in the amount of $1,680,788 (the "Findlay Assumed Debt"), the issuance to the seller of 53,879 shares of the Class A Common Stock of the Company having a fair market value of approximately $500,000 and the execution and delivery to the seller by BH-Findlay of a promissory note in the original principal amount of $651,112 (the "Findlay Seller Note").

    The Company paid the purchase price for the Auburn Country Hearth through a combination of cash from BH-Auburn, LP, as the acquiring limited partnership ("BH-Auburn"), in the amount of $400,000, the assumption by BH-Auburn of the existing indebtedness on the property in the amount of $1,777,057 (the "Auburn Assumed Debt"), the issuance to the seller of 26,940 shares of the Class A Common Stock of the Company having a fair market value of approximately $250,000 and the execution and delivery to the seller by BH-Auburn of a promissory note in the original principal amount of $487,443 (the "Auburn Seller Note").

    The mortgage notes (the "Mortgage Notes") evidencing the Findlay Assumed Debt and the Auburn Assumed Debt are each dated July 31, 1996 and are currently held of record by La Salle National Bank, as Trustee for the registered holders of Asset Securitization Corporation, Series

                                       2
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1996-D-3.  The Mortgage Notes are payable over twenty years in equal monthly installments of $17,405 (Findlay Assumed Debt) and $18,402 (Auburn Assumed
Debt). Each monthly installment includes interest at a fixed rate of 10.78% per annum (the "Initial Interest Rate") during the first ten years, with an increased interest rate during the second ten years equal to the greater of the Initial Interest Rate plus two percent (2%) or the then existing treasury bill rate plus two percent (2%). The outstanding principal balance and all accrued, but unpaid interest on the Mortgage Notes is due and payable on August 11, 2016.

     Each of the Findlay Seller Note and the Auburn Seller Note bears interest at the rate of the Wall Street Journal Prime Rate plus one percent (1%). No payments are required under the Findlay Seller Note or the Auburn Seller Note until April 1, 1998, on which date all outstanding principal and accrued interest is due and payable. The Company pledged 51,660 shares of the Class B Common Stock of the Company to secure payment of the Findlay Seller Note and 38,340 shares of Class B Common Stock to secure payment of the Auburn Seller Note. In addition, the Company executed and delivered to each respective seller a corporate guaranty pursuant to which the Company guarantees the performance of the obligations of BH-Findlay and BH-Auburn, respectively, under the Findlay Seller Note and the Auburn Seller Note.

    The shares of Class A Common Stock issued to the sellers as partial payment of the purchase price for the Country Hearth Inns are restricted securities under the Securities Act of 1933 and subject to the re-sale provisions of Rule 144 promulgated under the Act. The Class A Common Stock issued to the sellers also entitles the holder of the shares to certain limited "piggy back" registration rights exercisable upon the filing by the Company of a registration statement with the Securities and Exchange Commission to sell securities of the Company.

COUNTRY HEARTH INN LEASES AND FRANCHISES

    The Country Hearth Leases are substantially in the general form of percentage lease typically utilized by the Company. The term of each of the Country Hearth Leases is for a period of fifteen (15) years commencing October 21, 1997 (the "Commencement Date"). The Country Hearth leases have combined total annual base rentals of $559,000, plus percentage rentals ranging from thirty percent (30%) to forty percent (40%) of year to date revenues less varying break-even thresholds adjusted annually by defined percentages for each hotel. Rentals due to BH-Findlay and BH-Auburn, respectively, require only defined base rents from the Commencement Date of the Country Hearth leases until December 31, 1997. The Country Hearth leases generally require Buckhead to pay all operating expenses of the properties, including maintenance and insurance, while BH-Findlay or BH-Auburn, as the case may be, is responsible for the payment of property taxes. In addition, each of BH-Findlay and BH-Auburn is required to fund on a monthly basis into a capital expenditure reserve account an amount equal to 4% of gross room revenues for the immediately preceding month. Funds in the capital expenditure reserve account are to be used for capital expenditures which generally must be approved by BH-Findlay or BH-Auburn, as lessor under the Country Hearth Leases. The Country Hearth Franchise Agreements between BH-Findlay and BH-Auburn, respectively, as franchisee, and Buckhead, as franchisor, are typical of

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the hotel industry and substantially similar to the franchise agreements relating to the Super 8 Hotels and Sleep Inn Hotels currently owned directly or indirectly by the Company.

    On a pro-forma basis if the Country Hearth Inns had been owned from January 1, 1997, approximately $494,000 would have been incurred in combined base rent through September 30, 1997.

PAYMENT OF ACQUISITION FEES

    The Country Hearth Inns were acquired pursuant to the terms of that certain Restated and Amended Post-Formation Acquisition Agreement dated as of February 3, 1997 (the "Acquisition Agreement"), by and between the Company and HMR Capital, LLC (f\k\a Host Acquisition Group, LLC) (the "Acquisition Company"). Pursuant to the terms of the Acquisition Agreement, the Acquisition Company is entitled to receive an acquisition fee of no less than 2% and up to 6% of the gross purchase price of the Country Hearth Inns. The acquisition fee is payable in cash or at the option of the Company in the Class A Common Stock of the Company. The Company and the Acquisition Company have agreed that the acquisition fee earned by the Acquisition Company relating to the Country Hearth Inns is 17,539 shares of the Class A Common Stock of the Company valued at $10 per share. Of the 17,539 shares issued to HMR Capital, each of Blacor, Inc. ("Blacor") and Donegal Partners, Ltd. ("Donegal") is entitled to receive 3,692 shares in partial redemption of the membership units held by each entity in the Acquisition Company pursuant to the terms of that certain Redemption Agreement among the parties dated effective as of April 8, 1997. Each of Blacor and Donegal are affiliates of Michael S. McNulty, President of the Company, based upon Mr. McNulty serving as President of Blacor and General Partner of Donegal. The shares of Class A Common Stock received by the Acquisition Company in payment of the acquisition fee will be restricted securities under the Securities Act of 1933 and subject to the resale provisions of Rule 144 promulgated under the Act. The last traded price of the stock of the Company on the American Stock Exchange on October 31, 1997 was $9.375 per share.

ACQUISITION OF EQUIPMENT AND PHYSICAL PROPERTY

    BH-Findlay and BH-Auburn also acquired certain equipment and physical property from the sellers (collectively, the "Personal Property") used in connection with the management and operation of the Country Hearth Inns.
Each of BH-Findlay and BH-Auburn leased the Personal Property to Buckhead pursuant to the terms of the Country Heath Leases. Under the terms of the Country Hearth Leases, Buckhead will continue to use the Personal Property in the management and operation of the Country Hearth Inns in substantially the same manner as the sellers.

Item 3. Bankruptcy or Receivership

          Not Applicable.

Item 4. Changes in Registrant's Certifying Accountant

          Not Applicable.

Item 5. Other Events

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          Not Applicable.

Item 6. Resignations of Registrant's Directors

          Not Applicable.

Item 7. Financial Statements and Exhibits

         (a) FINANCIAL STATEMENTS OF ACQUIRED PROPERTIES

    It is impracticable at this time to provide the financial statements required by this Item. The required financial statements relating to the Country Hearth Inns will be filed as soon as they are available.

         (b) PRO FORMA FINANCIAL INFORMATION

    It is impracticable at this time to provide the pro forma financial information required by this Item. The required pro forma financial information derived from the Country Hearth Inns will be filed as soon as such information is available.

         (c) EXHIBITS

EXHIBIT NUMBER                              DESCRIPTION
--------------                              -----------

    2.1 Agreement of Sale and Purchase between Auburn Equity Partners and Host Funding, Inc. dated May 1, 1997 (Country Hearth Inn, Auburn, Indiana) (incorporated by reference to Exhibit 10.23 to Company's Quarterly Report on Form 10-Q filed on May 14, 1997).

    2.2 Amendment to Agreement of Sale and Purchase between Auburn Equity Partners and Host Funding, Inc. dated effective as of June 10, 1997 (Country Hearth Inn, Auburn, Indiana) (incorporated by reference to Exhibit
                        10.4 to Company's Quarterly Report on Form 10-Q filed on August 14, 1997).

    2.3 Second Amendment to Agreement of Sale and Purchase between Auburn Equity Partners and Host Funding, Inc. dated effective as of July 28, 1997 (Country Hearth Inn, Auburn, Indiana) (incorporated by reference to
                        Exhibit 10.5 to Company's Quarterly Report on Form 10-Q filed on August 14, 1997).

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    2.4                 Third Amendment to Agreement of Sale and Purchase
                        between Auburn Equity Partners and Host Funding, Inc. dated effective as of September 20, 1997 (Country Hearth Inn, Auburn, Indiana).

    2.5 Assignment of Agreement of Sale and Purchase dated effective as of October 21, 1997 between Host Funding, Inc., as Assignor, and BH-Auburn, LP, as Assignee (Country Hearth Inn, Auburn, Indiana).

    2.6 Agreement of Sale and Purchase between Findlay Equity Partners and Host Funding, Inc. dated May 1, 1997 (Country Hearth Inn, Findlay, Ohio) (incorporated by reference to Exhibit 10.24 to Company's Form 10-Q filed on May 14, 1997).

    2.7 Amendment to Agreement of Sale and Purchase between Findlay Equity Partners and Host Funding, Inc. dated effective as of June 19, 1997 (Country Hearth Inn, Findlay, Ohio) (incorporated by reference to Exhibit
                        10.7 to Company's Quarterly Report on Form 10-Q filed on August 14, 1997).

    2.8 Second Amendment to Agreement of Sale and Purchase between Findlay Equity Partners and Host Funding, Inc. dated effective as of July 28, 1997 (Country Hearth Inn, Findlay, Ohio) (incorporated by reference to
                        Exhibit 10.8 to Company's Quarterly Report on Form 10-Q filed on August 14, 1997).

    2.9 Third Amendment to Agreement of Sale and Purchase between Findlay Equity Partners and Host Funding, Inc. dated effective as of September 20, 1997 (Country Hearth Inn, Findlay, Ohio).

    2.10 Assignment of Agreement of Sale and Purchase dated effective as of October 21, 1997 between Host Funding, Inc., as Assignor, and BH-Findlay, LP, as Assignee (Country Hearth Inn, Findlay, Ohio).

    2.11                Lease Summary, Country Hearth Inn, Auburn, Indiana.

    2.12                Lease Summary, Country Hearth Inn, Findlay, Ohio.


Item 8. Change in Fiscal Year

          Not Applicable.

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                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 1997                Host Funding, Inc.


                                           /s/ Michael S. McNulty
                                           -----------------------------------
                                       By: Michael S. McNulty, President and
                                           Chief Executive Officer



                                           /s/ Bona K. Allen
                                           -----------------------------------
                                       By: Bona K. Allen, Chief Financial
                                           Officer and Accounting Officer







                                       7
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                                   EXHIBIT INDEX

Exhibit Number                         Description
--------------                         ------------

    2.1 Agreement of Sale and Purchase between Auburn Equity Partners and Host Funding, Inc. dated May 1, 1997 (Country Hearth Inn, Auburn, Indiana) (incorporated by reference to
                   Exhibit 10.23 to Company's Quarterly Report on Form 10-Q filed on May 14, 1997).

    2.2 Amendment to Agreement of Sale and Purchase between Auburn Equity Partners and Host Funding, Inc. dated effective as of June 10, 1997 (Country Hearth Inn, Auburn, Indiana) (incorporated by reference to Exhibit 10.4 to Company's Quarterly Report on Form 10-Q filed on August 14, 1997).

    2.3 Second Amendment to Agreement of Sale and Purchase between Auburn Equity Partners and Host Funding, Inc. dated effective as of July 28, 1997 (Country Hearth Inn, Auburn, Indiana) (incorporated by reference to Exhibit 10.5 to Company's Quarterly Report on Form 10-Q filed on August 14,
                   1997).

    2.4 Third Amendment to Agreement of Sale and Purchase between Auburn Equity Partners and Host Funding, Inc. dated effective as of September 20, 1997 (Country Hearth Inn, Auburn, Indiana).

    2.5 Assignment of Agreement of Sale and Purchase dated effective as of October 21, 1997 between Host Funding, Inc., as Assignor, and BH-Auburn, LP, as Assignee (Country Hearth Inn, Auburn, Indiana).

    2.6 Agreement of Sale and Purchase between Findlay Equity Partners and Host Funding, Inc. dated May 1, 1997 (Country Hearth Inn, Findlay, Ohio) (incorporated by reference to
                   Exhibit 10.24 to Company's Form 10-Q filed on May 14, 1997).

    2.7 Amendment to Agreement of Sale and Purchase between Findlay Equity Partners and Host Funding, Inc. dated effective as of June 19, 1997 (Country Hearth Inn, Findlay, Ohio) (incorporated by reference to Exhibit 10.7 to Company's Quarterly Report on Form 10-Q filed on August 14, 1997).

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    2.8            Second Amendment to Agreement of Sale and Purchase between
                   Findlay Equity Partners and Host Funding, Inc. dated effective as of July 28, 1997 (Country Hearth Inn, Findlay,
                   Ohio) (incorporated by reference to Exhibit 10.8 to Company's Quarterly Report on Form 10-Q filed on August 14,
                   1997).

    2.9 Third Amendment to Agreement of Sale and Purchase between Findlay Equity Partners and Host Funding, Inc. dated effective as of September 20, 1997 (Country Hearth Inn, Findlay, Ohio).

    2.10 Assignment of Agreement of Sale and Purchase dated effective as of October 21, 1997 between Host Funding, Inc., as Assignor, and BH-Findlay, LP, as Assignee (Country Hearth Inn, Findlay, Ohio).

    2.11           Lease Summary, Country Hearth Inn, Auburn, Indiana.

    2.12           Lease Summary, Country Hearth Inn, Findlay, Ohio.